UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04873

The GAMCO Growth Fund

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The GAMCO Growth Fund First Quarter Report — March 31, 2012

Howard F. Ward, CFA

To Our Shareholders,

For the quarter ended March 31, 2012, the net asset value (“NAV”) per Class AAA Share of The GAMCO Growth Fund increased 15.7% compared with increases of 12.6% and 14.7% for the Standard & Poor’s (“S&P”) 500 Index and the Russell 1000 Growth Index, respectively.

Enclosed is the schedule of investments as of March 31, 2012.

Comparative Results

Average Annual Returns through March 31, 2012 (a) (Unaudited)					Since Inception (4/10/87)
	Quarter	1 Year	5 Year	10 Year
Class AAA (GABGX)	15.71%	6.78%	2.42%	2.30%	9.54%
S&P 500 Index	12.59	8.54	2.01	4.12	8.95	(d)
Russell 1000 Growth Index	14.69	11.02	5.10	4.28	8.37	(d)
Class A (GGCAX)	15.74	6.81	2.43	2.31	9.54
With sales charge (b)	9.09	0.67	1.22	1.70	9.28
Class C (GGCCX)	15.52	6.01	1.66	1.67	9.26
With contingent deferred sales charge (c)	14.52	5.01	1.66	1.67	9.26
Class I (GGCIX)	15.78	7.01	2.62	2.40	9.58

In the current prospectus dated April 27, 2012, the expense ratios for Class AAA, A, C and I Shares are 1.48%, 1.48%, 2.23%, and 1.23%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share prices, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class C Shares would have been lower due to the additional expenses associated with this class of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Growth Index measures the performance of the large cap growth segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d)	S&P 500 Index and Russell 1000 Growth Index since inception performance are as of March 31, 1987.

The GAMCO Growth Fund

Schedule of Investments — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 99.4%
	TECHNOLOGY — 28.3%
	Information Technology — 24.0%
71,000	Apple Inc.†	$42,562,370
375,000	EMC Corp.†	11,205,000
29,800	Google Inc., Cl. A†	19,108,952
88,500	International Business Machines Corp.	18,465,525
655,000	Microsoft Corp.	21,123,750

		112,465,597

	Telecommunications — 4.3%
301,000	QUALCOMM Inc.	20,474,020

	TOTAL TECHNOLOGY	132,939,617

	CONSUMER DISCRETIONARY — 21.1%
3,000	Amazon.com Inc.†	607,530
172,000	CBS Corp., Cl. B, Non-Voting	5,832,520
31,000	Coach Inc.	2,395,680
245,000	Comcast Corp., Cl. A, Special	7,229,950
46,000	Costco Wholesale Corp.	4,176,800
137,600	DIRECTV, Cl. A†	6,789,184
79,000	Johnson Controls Inc.	2,565,920
70,000	Macy’s Inc.	2,781,100
80,000	NIKE Inc., Cl. B	8,675,200
45,000	Nordstrom Inc.	2,507,400
16,200	Priceline.com Inc.†	11,623,500
11,000	Ralph Lauren Corp.	1,917,630
220,000	Starbucks Corp.	12,295,800
64,000	The Estee Lauder Companies Inc., Cl. A	3,964,160
161,000	The Home Depot Inc.	8,099,910
86,000	The TJX Companies Inc.	3,415,060
93,400	Tiffany & Co.	6,456,742
160,000	Viacom Inc., Cl. B	7,593,600

	TOTAL CONSUMER DISCRETIONARY	98,927,686

	PRODUCER DURABLES — 11.8%
41,000	C.H. Robinson Worldwide Inc.	2,685,090
62,000	Caterpillar Inc.	6,604,240
20,600	Cummins Inc.	2,472,824
37,000	Deere & Co.	2,993,300
88,000	Eaton Corp.	4,385,040
83,000	Emerson Electric Co.	4,330,940
21,500	Flowserve Corp.	2,483,465
273,000	General Electric Co.	5,479,110
110,000	Honeywell International Inc.	6,715,500
24,200	Joy Global Inc.	1,778,700
130,000	PACCAR Inc.	6,087,900
34,000	Union Pacific Corp.	3,654,320
68,000	United Technologies Corp.	5,639,920

	TOTAL PRODUCER DURABLES	55,310,349

Shares		Market Value
	ENERGY — 11.2%
102,000	Cabot Oil & Gas Corp.	$3,179,340
116,500	Cenovus Energy Inc.	4,187,010
45,000	Continental Resources Inc.†	3,861,900
101,000	EOG Resources Inc.	11,221,100
135,000	Hess Corp.	7,958,250
65,000	Occidental Petroleum Corp.	6,189,950
172,000	Schlumberger Ltd.	12,027,960
123,000	Suncor Energy Inc., New York	4,022,100

	TOTAL ENERGY	52,647,610

	CONSUMER STAPLES — 10.6%
108,000	Beam Inc.	6,325,560
39,000	Colgate-Palmolive Co.	3,813,420
45,122	Danone	3,147,389
69,000	Diageo plc, ADR	6,658,500
119,000	Mead Johnson Nutrition Co.	9,815,120
86,600	PepsiCo Inc.	5,745,910
161,000	The Coca-Cola Co.	11,915,610
28,600	Whole Foods Market Inc.	2,379,520

	TOTAL CONSUMER STAPLES	49,801,029

	HEALTH CARE — 10.0%
82,500	Allergan Inc.	7,872,975
66,000	Becton, Dickinson and Co.	5,124,900
5,800	Intuitive Surgical Inc.†	3,142,150
55,000	Johnson & Johnson	3,627,800
33,000	Novo Nordisk A/S, Cl. B	4,568,958
9,000	Novo Nordisk A/S, ADR	1,248,390
110,000	Roche Holding AG, ADR	4,800,400
12,000	Roche Holding AG, Genusschein	2,088,401
43,000	Shire plc, ADR	4,074,250
91,000	St. Jude Medical Inc.	4,032,210
58,000	Stryker Corp.	3,217,840
43,000	Varian Medical Systems Inc.†	2,965,280

	TOTAL HEALTH CARE	46,763,554

	MATERIALS AND PROCESSING — 3.6%
70,000	E. I. du Pont de Nemours and Co.	3,703,000
45,000	Freeport-McMoRan Copper & Gold Inc.	1,711,800
28,600	Monsanto Co.	2,281,136
42,000	Precision Castparts Corp.	7,261,800
32,500	The Mosaic Co.	1,796,925

	TOTAL MATERIALS AND PROCESSING	16,754,661

	FINANCIAL SERVICES — 2.8%
12,500	BlackRock Inc.	2,561,250
16,900	MasterCard Inc., Cl. A	7,107,126
29,000	Visa Inc., Cl. A	3,422,000

	TOTAL FINANCIAL SERVICES	13,090,376

	TOTAL COMMON STOCKS	466,234,882

See accompanying notes to schedule of investments.

The GAMCO Growth Fund

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Principal Amount		Market Value
	U.S. GOVERNMENT OBLIGATIONS — 0.6%
$2,881,000	U.S. Treasury Bills, 0.110%††, 08/16/12 to 08/23/12	$2,879,665

	TOTAL INVESTMENTS — 100.0% (Cost $378,126,135)	$469,114,547

	Aggregate tax cost	$379,711,772

	Gross unrealized appreciation	$97,411,622
	Gross unrealized depreciation	(8,008,847)

	Net unrealized appreciation/depreciation	$89,402,775

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to schedule of investments.

The GAMCO Growth Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC, the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The GAMCO Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2012 is as follows:

Valuation Inputs*	Investments in Securities (Market Value) Assets
Level 1 - Quoted Prices	$466,234,882
Level 2 - Other Significant Observable Inputs	2,879,665

Total	$469,114,547

*

Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”). Level 2 consists of U.S. Government Obligations. Please refer to the SOI for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended March 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

There were no Level 3 investments held at March 31, 2012 or December 31, 2011.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange

The GAMCO Growth Fund

Notes to Schedule of Investments (Unaudited) (Continued)

rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than begin considered all short-term as under previous law.

Capital Loss Carryforward Available through 2012	$1,141,675
Capital Loss Carryforward Available through 2016	18,485,136
Capital Loss Carryforward Available through 2017	67,392,145
Capital Loss Carryforward Available through 2018	11,616,029

Total Capital Loss Carryforwards	$98,634,985

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli/GAMCO Funds and Your Personal Privacy.

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

The GAMCO Growth Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Trustees

Mario J. Gabelli, CFA	Robert J. Morrissey
Chairman and Chief	Attorney-at-Law,
Executive Officer,	Morrissey, Hawkins & Lynch
GAMCO Investors, Inc.

Anthony J. Colavita	Anthony R. Pustorino
President,	Certified Public Accountant,
Anthony J. Colavita, P.C.	Professor Emeritus,
Pace University

James P. Conn	Anthony Torna, Sr.
Former Chief Investment	Former Registered
Officer,	Representative,
Financial Security Assurance	Maxim Group LLC
Holdings Ltd.

Dugald A. Fletcher	Anthonie C. van Ekris
President,	Chairman,
Fletcher & Company, Inc.	BALMAC International, Inc.

John D. Gabelli	Salvatore J. Zizza
Senior Vice President,	Chairman,
Gabelli & Company, Inc.	Zizza & Associates Corp.

Officers and Portfolio Manager

Bruce N. Alpert	Howard F. Ward, CFA
President, Secretary, and	Portfolio Manager
Acting Chief
Compliance Officer	Agnes Mullady
Treasurer

Distributor

G.distributors, LLC

Custodian, Transfer Agent, and Dividend Disbursing

Agent

State Street Bank and Trust Company

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB406Q112QR

GAMCO

The

GAMCO

Growth

Fund

FIRST QUARTER REPORT

MARCH 31, 2012

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The GAMCO Growth Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 5/30/12

*	Print the name and title of each signing officer under his or her signature.